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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event Reported): May 6, 1997

                          Commission File No. 1-10547

                     MERIDIAN POINT REALTY TRUST VIII CO.

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            (Exact name of registrant as specified in its charter)

           Missouri                                     94-3058019
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(State or other jurisdiction of            (I.R.S. Employer Identification No.)
incorporation or organization)

  655 Montgomery Street
        Suite 800
San Francisco, California                        94111
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(Address of principal executive offices)      (Zip Code)

                                (415) 274-1808
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              Registrant's telephone number, including area code:


                                Not applicable
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         (Former Name or Former Address, if Changed Since Last Report)
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                   MERIDIAN POINT REALTY TRUST VIII COMPANY

ITEM 5. OTHER EVENTS

Meridian Point Realty Trust VIII Company today announced that the 1997 Annual Meeting of Stockholders will be held at The Park Hyatt Hotel, 333 Battery Street, San Francisco, California on June 13, 1997 at 2:00 p.m. Pacific Time. The Company also announced the Record Date for the Annual Meeting will be May 16, 1997 and that any stockholder desiring to propose business to be considered at the 1997 Annual Meeting of Stockholders must deliver written notice in a form complying with the By-Laws, and such notice must be received by the Company no later than the close of business on May 16, 1997.

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by he undersigned hereunto duly authorized.


                                  MERIDIAN POINT REALTY TRUST VIII COMPANY

Dated: May 6, 1997                by /s/ John E. Castello

                                  JOHN E. CASTELLO, Senior Vice President and
                                  Chief Financial Officer

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      EXHIBIT INDEX

EXHIBIT NO.     ITEM                                   PAGE NO.

99.1            Press Release dated May 6, 1997              4.